                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------


                                  FORM 8-K/A-1

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: NOVEMBER 1, 1996
                                        -----------------
                        (Date of earliest event reported)


                              NCS HEALTHCARE, INC.
                              --------------------
             (Exact name of Registrant as specified in its charter)


        Delaware                        0-027602               34-1816187
----------------------------          -----------           ------------------
(State or other jurisdiction          (Commission           (I.R.S. employer
     of incorporation)                file number)          identification no.)



            3201 Enterprise Parkway, Suite 220, Beachwood, Ohio  44122
--------------------------------------------------------------------------------
         (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code            (216) 514-3350
                                                              --------------

         The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated November 1, 1996 as set forth in the pages attached hereto:

         "Item 7. Financial Statements, Pro Forma Financial Information and Exhibits" is hereby amended and restated to include historical and pro forma financial information in connection with the acquisition of Clinical Health Systems by the Registrant.

(c) Exhibits

                                                                                            Sequential
Exhibit No.                         Description                                             Page No.
-----------                         -----------                                             --------
  23.1                     Consent of Independent Public Accountants

  99.1                     Financial Statements of Clinical Health Systems.
                           -----------------------------------------------

                           Balance Sheets as of December 31, 1995 and September 30,
                                1996 (unaudited)

                           Statements of Income for the Year Ended December 31,
                                1995 and the Nine Months Ended September 30, 1996
                                (unaudited)

                           Statement of Shareholders' Equity for the Year Ended
                                December 31, 1995

                           Statements of Cash Flows for the Year Ended
                                December 31, 1995 and the Nine Months Ended
                                September 30, 1996 (unaudited)


                           Notes to Financial Statements for the Year Ended December
                                31, 1995 and for the Nine Months Ended September 30,
                                1996  (unaudited)

 99.2                      Pro Forma Financial Information.
                           -------------------------------

                           Pro Forma Condensed Consolidated Balance Sheet
                                as of September 30, 1996

                           Notes to Pro Forma Condensed Consolidated Balance
                                Sheet

                           Pro Forma Condensed Consolidated Statement of Income
                                for the Three Months Ended September 30, 1996

                           Pro Forma Condensed Consolidated Statement of Income
                                for the Year Ended June 30, 1996

                           Notes to Pro Forma Condensed Consolidated Statements
                                of Income

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            NCS HEALTHCARE, INC.



                                   By:        /s/   Jeffrey R. Steinhilber
                                            ------------------------------
                                            Jeffrey R. Steinhilber,
                                            Senior Vice President and
                                            Chief Financial Officer




Date: February 13, 1997